UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

NUMBEER, INC.

(Name of Registrant as Specified in Charter)

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(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NUMBEER, INC.

7660 Pebble Drive

Fort Worth, Texas 76118

Dear Shareholders:

We are writing to advise you that our Board of Directors (the “Board”) and shareholders holding a majority of our outstanding voting capital stock have authorized the attached Amended and Restated Articles of Incorporation (the “Amended Articles”) of Numbeer, Inc. (the “Company”) to amend the Company’s Articles of Incorporation to (1) increase its authorized capital stock to 110,000,000 shares, of which 100,000,000 will be designated Common Stock and 10,000,000 will be designated Preferred Stock; (2) effect a forward split such that every one share of Common Stock issued and outstanding immediately prior to filing of the Amended Articles shall be converted onto that number of shares of Common Stock obtained by dividing each share of Common Stock by 0.39733333; (3) change the name of the Company to “eFLEETS Corporation”; and (4) authorize the Board to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes, to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof

These actions were approved by written consent on May 17, 2013 by our Board and holders of a majority of our outstanding voting capital stock in accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes. Our directors and shareholders owning 92.1% of our outstanding Common Stock have approved the Amended Articles after carefully considering it and concluding that approving the Amended Articles was in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders. This Information Statement is first mailed to you on or about ________, 2013.

Please feel free to call us at (817) 616-3161 should you have any questions regarding the enclosed Information Statement.

By order of the Board of Directors,

/s/ James R. Emmons

James R. Emmons,
President and Chief Executive Officer

___________, 2013

Fort Worth, Texas

NUMBEER, INC.

7660 Pebble Drive

Fort Worth, Texas 76118

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY MAJORITY WRITTEN
CONSENT OF SHAREHOLDERS
IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the shareholders of Numbeer, Inc. (the “Company”) in connection with the proposed amendments to the Articles of Incorporation of the Company to (1) increase its authorized capital stock from 75,000,000 shares to 110,000,000 of which 100,000,000 shares will be designated common stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares will be designated Preferred Stock, par value $0.001 per share (“Preferred Stock”) (the “Authorized Stock Increase”); (2) effect a forward split such that every one share of Common Stock issued and outstanding immediately prior to filing of the Amended and Restated Articles of Incorporation shall be converted into that number of shares of Common Stock obtained by dividing each share of Common Stock by 0.39733333 (the “Forward Split”); (3) change the name of the Company to “eFLEETS Corporation” (the “Name Change”); and (4) authorize the Board to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (“NRS”) (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (the “Blank Check Preferred Stock”). These actions were approved on May 17, 2013 by our Board and by the holders of a majority of our outstanding voting capital stock. This Information Statement has been prepared by management of the Company.

“We,” “us,” “our” and the “Company” refers to Numbeer, Inc., a Nevada corporation. The amendments to the Company’s Articles of Incorporation are referred to collectively as the “Amendments” and the Amended and Restated Articles of Incorporation is referred to as the “Amended Articles.”

FORWARD LOOKING STATEMENTS

This information statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF CORPORATE ACTIONS

On May 17, 2013 our Board and the holders of a majority of the Company’s Common Stock approved the Amendments to the Company’s Articles of Incorporation. The Amendments were approved by written consent of the shareholders holding approximately 92.1% of our outstanding Common Stock (the “Majority Shareholders”). Pursuant to the NRS, the Amendments are required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our outstanding voting capital stock, or it could be considered by our shareholders at a special shareholders’ meeting convened for the specific purpose of approving the Amendments. The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote. In order to eliminate the costs and management time involved in holding a special meeting, our Board voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by NRS Section 78.320, as may be amended, which provides that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power.

As of May 17, 2013 the Company had 7,596,000 shares of Common Stock issued and outstanding.

Immediately prior to the merger of the Company’s wholly-owned subsidiary Numbeer Acquisition, Inc. with and into Good Earth Energy Conservation, Inc. (“Good Earth”) effective May 22, 2013 (the “Merger”), the Company had 7,596,000 shares of Common Stock issued and outstanding. Immediately after the Merger and the simultaneous cancellation of 6,998,014 shares of the Company’s Common Stock and the exchange of shares of Good Earth Energy Conservation, Inc. common stock for shares of the Company’s Common Stock, the Company had 8,268,197 shares of Common Stock issued and outstanding.

This Information Statement was first sent to shareholders on or about ________, 2013 (the “Mailing Date”). Inasmuch as we will have provided this Information Statement to our shareholders of record as of ________, 2013 (the “Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendments are not entitled to dissenter’s rights under Nevada law.

The Amended Articles will be effective twenty (20) days after this Information Statement is first mailed to our shareholders. No further vote of our shareholders is required.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THE AMENDED ARTICLES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF AMENDMENTS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS THAT WILL OCCUR WHEN THE AMENDED ARTICLES ARE FILED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENTS AND THE BACKGROUND OF THESE TRANSACTIONS.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Amendments even though your vote is neither required nor requested for the Amendments to become effective.

Q.           What will I receive if the Amendments is completed?

A.           Nothing. The Amendments will only modify the Articles of Incorporation.

Q.           When do you expect the Amendments to become effective?

A.           The Amendments will become effective upon the filing of the Amended Articles with the Secretary of State of Nevada, the form of which is attached to this Information Statement as Exhibit A. We expect to file the Amended Articles with the Nevada Secretary of State no less than twenty (20) days after this Information Statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amended Articles pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board, is sufficient under Nevada law, and no further approval by our shareholders is required.

Q.           What do I need to do now?

A.           Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

ACTIONS BY THE BOARD OF DIRECTORS
AND CONSENTING SHAREHOLDERS

In accordance with NRS Sections 78.315 and 78.320, the following actions were taken based upon the unanimous recommendation and approval by the Company’s Board of Directors and the written consent of the Majority Shareholders.

AMENDMENTS TO THE ARTICLES OF INCORPORATION

On May 17, 2013 our Board, believing it to be in the best interests of the Company and its shareholders, adopted a resolution approving certain amendments to our Articles of Incorporation. Our Board further directed that the Amended Articles be submitted for consideration by our shareholders. By written consent dated as of May 17, 2013 the Majority Shareholders approved and adopted resolutions to amend the Company’s Articles of Incorporation to effect (1) the Authorized Stock Increase, (2) the Forward Split, (3) the Name Change, and (4) the Blank Check Preferred Stock.

Amendment to Increase the Authorized Shares of Capital Stock from 75,000,000 to 110,000,000

The Authorized Stock Increase Amendment authorizes an increase in the number of the Company’s authorized shares of capital stock, par value $0.001, from 75,000,000 to 110,000,000 shares, of which 100,000,000 will be designated Common Stock and 10,000,000 will be designated Preferred Stock. Our Board believes it is in the Company’s best interests and the best interests of our shareholders to increase the number of authorized shares of Common Stock to allow for the issuance of shares of Common Stock or other securities in connection with such potential issuances and such other purposes as our Board determines.

The increase in the number of authorized shares of Common Stock will permit our Board to issue additional shares of Common Stock without further approval of our shareholders. Our Board does not intend to seek shareholder approval prior to any issuance of authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements.

We do not have in place any provisions which may have an anti-takeover effect. The increase in the number of authorized shares of Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management, or otherwise, and we did not take such action to increase the authorized shares of Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock, and such issuance may not require shareholder approval. It may also adversely affect the market price of Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of Common Stock may increase.

Amendment to Effect the Forward Split

Our Board has determined that the current number of shares of the Company’s Common Stock in the public float is limited and that an expansion of such shares would be more conducive to the establishment of an orderly market. The total number of shares Common Stock outstanding as of the date of this Information Statement is 8,367,529. Our Board believes this number of outstanding shares impairs our marketability to, and acceptance by, institutional investors and other members of the investing public, and creates a negative impression of our Company.

Theoretically, increasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. Our expectation is that the increase in the number of shares of our outstanding Common Stock resulting from the Forward Split will encourage greater interest in our Common Stock among members of the financial community and the investing public and possibly create a more liquid market for our shareholders with respect to those shares presently held by them.

It is possible that the Forward Split will not achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Forward Split will increase proportionately with the Forward Split, or that such increase, if any, will be sustained for any period of time.

Possible Anti-Takeover Effects. Release No. 34-15230 of the staff of the Securities and Exchange Commission (the “Commission” or the “SEC”) requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. The actions are not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company. As indicated above, the purpose of the Forward Split is to increase the number of issued and outstanding shares.

Procedure for Implementing the Forward Split. In connection with the Forward Split, every one share of our pre-split outstanding Common Stock will be converted into that number of shares of Common Stock obtained by divided each share of Common Stock by 0.39733333. The Forward Split will not affect the par value of the Common Stock. Certificates for post-split shares of Common Stock may be obtained by surrendering certificates representing shares of pre-split Common Stock to our transfer agent. To determine the number of shares of Common Stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the transfer agent on the date upon which the split becomes effective will be divided by 0.39733333.

We will not issue any certificates representing fractional shares of Common Stock in connection with the Forward Split. Any resulting fractional shares shall be rounded up to the nearest whole number. Upon surrender to the transfer agent of the share certificate(s) representing shares of pre-split Common Stock, the holder will receive a share certificate representing the appropriate number of shares of post-split Common Stock.

Federal Income Tax Consequences. The following discussion generally describes certain federal income tax consequences of the Forward Split to our shareholders. The following does not address any foreign, state, local tax or alternative minimum income tax, or other federal tax consequences of the proposed Forward Split. The actual consequences for each shareholder will be governed by the specific facts and circumstances pertaining to such shareholder’s acquisition and ownership of the Common Stock. Each shareholder should consult his or her accountant or tax advisor for more information in this regard.

We believe that the Forward Split will qualify as a “recapitalization” under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”) or as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, no gain or loss should be recognized by the Company or our shareholders in connection with the Forward Split. A shareholder’s aggregate tax basis in his or her shares of post-split Common Stock received from us will be the same as his or her aggregate tax basis in the pre-split Common Stock exchanged therefor. The holding period of the post-split Common Stock surrendered in exchange therefor will include the period for which the shares of pre-split Common Stock were held, provided all such Common Stock was held as a capital asset on the date of the exchange.

This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Forward Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to our shareholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers).

No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to our shareholders as a result of the Forward Split. Accordingly, each shareholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such shareholder, including the application and effect of state, local and foreign income and other tax laws.

Effects of Forward Split. Following the Forward Split, our capital structure will be as follows:

•	21,059,222 shares of Common Stock, $0.001 par value per share, issued and outstanding;

•	78,940,778 shares of Common Stock reserved for issuance (based on 100,000,000 shares of common stock authorized); and

•	10,000,000 shares of Preferred Stock reserved for issuance.

Since the Merger the Company has agreed to issue a total of 397,333 shares of its Common Stock to two financial consultants in consideration for services to be provided to the Company. The Company has also agreed to pay a placement agent, as partial consideration for services to be provided to the Company, an indeterminate number of warrants exercisable for shares of Common Stock equal to ten percent (10%) of securities issued in any financing transaction arranged by such agent. The foregoing securities will be issued after the filing of the Amended Articles and the completion of the Forward Split. There are currently no other proposals or arrangements, written or otherwise, to issue additional shares of Common Stock. However, should we issue additional shares of stock in the future; this could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock.

Amendment to Change the Name of the Company

The change of the Company’s name to “eFLEETS Corporation” will better reflect the Company’s business plan following its reverse acquisition of Good Earth Energy Conservation, Inc. on May 22, 2013 pursuant to the Agreement of Merger and Plan of Reorganization. See the Company’s Current Report on Form 8-K as filed with the Commission on May 23, 2013, as subsequently amended, for a complete description of this transaction.

Amendment to Effect the Creation of Blank Check Preferred Stock

The Board believes that it is prudent to have 10,000,000 shares Preferred Stock for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. The Company currently has no arrangements or understandings for the issuance of shares of Preferred Stock, although opportunities for acquisitions and equity financings could arise at any time. If the Board deems it to be in the best interests of the Company and the shareholders to designate the rights to be associated with the issuance of shares of Preferred Stock in the future, and to issue shares from the authorized shares, the Board generally will not seek further authorization by vote of the shareholders, unless such authorization is otherwise required by law or regulations.

The Amendment provides that Preferred Stock may be issued from time to time in one or more series. The Amendment authorizes the Board to issue shares of Preferred Stock in series and, by filing a Preferred Stock Designation with the Nevada Secretary of State, to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

•	the designation of the series, which may be by distinguishing number, letter or title;

•	the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

•	the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

•	dates on which dividends, if any, shall be payable;

•	the redemption rights and price or prices, if any, for shares of the series;

•	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

•	the amounts payable on and the preference, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

•	whether the shares of the series shall be convertible into or exchangeable for shares of any other series, or any other security, of the Company or any other entity, and, if so, the specification of such other series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

•	restrictions on the issuance of shares of the same series or of any other series; and

•	the voting rights, if any, of the holders of shares of the series.

The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in the Amended Articles or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders.

Effects of Blank Check Preferred Stock. The issuance of Preferred Stock may have a dilutive effect on holders of shares of Common Stock if the Preferred Stock is convertible into shares of Common Stock. For example, in a liquidation, the holders of Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of Common Stock receive any distribution. In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action. Furthermore, Preferred Stock may be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend. These are only examples of how shares of Preferred Stock, if issued, may dilute the interests of the holders of Common Stock. Although the Company has no present intention to issue any shares of Preferred Stock, we cannot assure you that we will not do so in the future. Furthermore, additional issuances of Common Stock could also have a dilutive effect on holders of shares of our Common Stock.

The issuance of Preferred Stock could have an anti-takeover effect. The issuance of Preferred Stock may discourage, delay or prevent a takeover of the Company. When, in the judgment of the Board, this action will be in the best interest of the shareholders and the Company, such shares may be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. The ability of the Company to issue such shares of Preferred Stock may, under certain circumstances, make it more difficult for a third party to gain control of the Company (e.g., by means of a tender offer), prevent or substantially delay such a change of control, discourage bids for the Common Stock at a premium, or otherwise adversely affect the market price of the Common Stock. Such shares also could be privately sold to purchasers favorable to the Board in opposing such action. In addition, the Board may authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares may have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also may be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interest of the shareholders of the Company. The issuance of new shares also may be used to entrench current management or deter an attempt to replace the Board by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board.

The creation of the Preferred Stock may afford the Company greater flexibility in seeking capital and potential acquisition targets. The Company’s current Articles of Incorporation only permits the Company to issue shares of Common Stock. This, the Company believes, has limited the Company's flexibility in seeking additional working capital. The Amended Articles will allow the Board to authorize one or more series of Preferred Stock and to allow the Board the widest possible flexibility in setting the terms of Preferred Stock that may be issued in the future. The Company will, therefore, be afforded the greatest flexibility possible in seeking additional financing, as the Board deems appropriate in the exercise of its reasonable business judgment. The Company currently has no commitments or plans for the issuance of any shares of Preferred Stock.

Effective Time of the Amendments

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, the Amended Articles with the Secretary of State of Nevada to effect the Amendments, which will become effective at the close of business on the date the Amended Articles is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. The text of the Amended Articles is subject to modification to include such changes as may be required by the Nevada Secretary of State to effectuate the Amendments.

Director and Officer Indemnification

NRS Sections 78.7502 and 78.751 provide the Company with the power to indemnify any of our directors and officers. The director or officer must have conducted himself in good faith and reasonably believe that his conduct was in, or not opposed to our best interests. In a criminal action, the director, officer, employee or agent must not have had reasonable cause to believe his conduct was unlawful.

Under NRS Section 78.751, advances for expenses may be made by agreement if the director or officer affirms in writing that he believes he has met the standards and will personally repay the expenses if it is determined such officer or director did not meet the standards.

Pursuant to the Company’s Articles of Incorporation and bylaws, we may indemnify an officer or director who is made a party to any proceeding, because of his position as such, to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended. In certain cases, we may advance expenses incurred in defending any such proceeding.

To the extent that indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Anti-Takeover Effects of Provisions of Nevada State Law

We may in the future become subject to Nevada's control share law. A corporation is subject to Nevada’s control share law if it has more than 200 shareholders, at least 100 of whom are shareholders of record and residents of Nevada, and if the corporation does business in Nevada or through an affiliated corporation.

The law focuses on the acquisition of a “controlling interest” which means the ownership of outstanding voting shares is sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors: (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with that person, obtain only such voting rights in the control shares as are conferred by a resolution of the shareholders of the corporation, approved at a special or annual meeting of shareholders. The control share law contemplates that voting rights will be considered only once by the other shareholders. Thus, there is no authority to take away voting rights from the control shares of an acquiring person once those rights have been approved. If the shareholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share law.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any shareholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights, is entitled to demand fair value for such shareholder's shares.

Nevada's control share law may have the effect of discouraging corporate takeovers.

In addition to the control share law, Nevada has a business combination law, which prohibits certain business combinations between Nevada corporations and “interested shareholders” for three years after the “interested shareholder” first becomes an “interested shareholder” unless the corporation's board of directors approves the combination in advance. For purposes of Nevada law, an “interested shareholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “business combination” is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation's assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other shareholders.

The effect of Nevada's business combination law is to potentially discourage parties interested in taking control of the Company from doing so if it cannot obtain the approval of our Board of Directors.

No Dissenters’ Rights

Under the provisions of the NRS, there is no right for the Company’s shareholders to dissent to the Amendments. In addition, the shareholders of the Company are not entitled to rights of appraisal as a result of the corporate actions. Pursuant to the NRS, a shareholder may not challenge the corporate action unless the corporate action is unlawful or fraudulent.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares. The Company’s Articles of Incorporation currently authorizes the issuance of 75,000,000 shares of Common Stock, $0.001 par value per share, of which 8,367,529 shares were outstanding as of the date of this Information Statement. All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. Accordingly, holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other. Holders of Common Stock have no cumulative voting rights. Holders of Common Stock have no preemptive rights to purchase the Company’s Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws. The Company’s transfer agent for its Common Stock is VStock Transfer, LLC, 77 Spruce Street, Suite 201 Cedarhurst, New York 11516, telephone 212-828-8436.

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the date of this Information Statement (after giving effect to the Merger), with respect to any person (including any “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) who is known to the Company to be the beneficial owner of more than five percent (5%) of any class of the Company’s voting securities, and as to those shares of the Company’s equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed with the Commission pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act with respect to the Company’s Common Stock.

The number of shares of Common Stock beneficially owned is determined under rules promulgated by the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Including those shares in the tables does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares.

Name and Address of Beneficial Owner (1) (2)	Beneficial Ownership (3)		Percent of Class
James R. Emmons	298,000	(4)	3.44%
Greg Horne	715,200	(5)	7.87%
James M. Hawes	1,240,355	(6)	13.69%
John Maguire	860,863	(7)	10.05%
Robert S. Kretschmar (8)	348,411	(9)	4.03%
Zeus Corp. (10)	4,932,335	(11)	48.81%
Jus-EE Investments Private Limited (12)	1,708,531	(13)	19.72%
Donna M. Fuchs-Hawes (14)	545,022	(15)	6.51%
All officers and directors as a group (5 persons)	3,462,829	(16)	32.84%

(1)         “Beneficial ownership” means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase shares of common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within sixty (60) days of the date of this Information Statement. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2)         If no address is given, the named individual is an executive officer or director of the company whose business address is 7660 Pebble Drive, Fort Worth, Texas 76118.

(3)         For each shareholder, the calculation of percentage of beneficial ownership is based upon 8,367,529 shares of Common Stock outstanding as of the date of this Information Statement, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within sixty (60) days of the date of this Information Statement, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(4)         Represents 298,000 shares of Common Stock which Mr. Emmons has the right to acquire within sixty (60) days pursuant to the exercise of options.

(5)         Represents 715,200 shares of Common Stock which Mr. Horne has the right to acquire within sixty (60) days pursuant to the exercise of options.

(6)         Represents 545,022 shares of Common Stock owned directly and 695,333 shares of Common Stock which Mr. Hawes has the right to acquire within sixty (60) days pursuant to the exercise of options.

(7)         Represents 662,196 shares of Common Stock owned by the Maguire Joint Revocable Trust, of which Mr. Maguire is Trustee, and 198,667 shares of Common Stock which Mr. Maguire has the right to acquire within sixty (60) days pursuant to the exercise of options.

(8)         The business address for Mr. Kretschmar is 956 Centre Street, Boston, Massachusetts 02130.

(9)         Represents 79,467 shares of Common Stock owned by the Pensco Trust, FBO Robert S. Kretschmar, IRA, 158,933 shares of Common Stock which Mr. Kretschmar has the right to acquire within sixty (60) days pursuant to the exercise of options, and 110,011 shares of Common Stock which Mr. Kretschmar has the right to acquire within sixty (60) days pursuant to the exercise of warrants.

(10)        The business address for Zeus Corp. is 18 Place des Philosophes, 1205, Geneva, Switzerland. The natural person who exercises voting and investment control with respect to the securities owned by Zeus Corp. is Gregoire Parel.

(11)        Represents 3,194,003 shares of Common Stock owned directly, 993,333 shares of Common Stock which Zeus Corp. has the right to acquire within sixty (60) days pursuant to the exercise of options, 49,667 shares of Common Stock which Zeus Corp. has the right to acquire within sixty (60) days pursuant to the exercise of warrants, 596,000 shares of Common Stock issuable upon conversion of a $750,000 original principal amount promissory note, and 99,332 shares of Common Stock issuable upon conversion of a $150,000 original principal amount promissory note.

(12)        The business address for Jus-EE Investments Private Limited is 12 First Avenue, Singapore. The natural person who exercises voting and investment control with respect to the securities owned by Jus-EE Investments Private Limited is Eddie EE.

(13)        Represents 1,410,532 shares of Common Stock owned directly and 297,999 shares of Common Stock which Jus-EE Investments Private Limited has the right to acquire within sixty (60) days pursuant to the exercise of warrants.

(14)        The address for Ms. Fuchs-Hawes is 203 Riverwood, Boerne, Texas 78006.

(15)        Represents 545,022 shares of Common Stock owned directly.

(16)        Represents 1,286,685 shares of Common Stock owned directly by directors and executive officers, 2,066,133 shares of Common Stock which the directors and executive officers have the right to acquire within sixty (60) days of the date of this Information Statement pursuant to the exercise of options, and 110,011 shares of Common Stock issuable upon the exercise of warrants.

ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document the Company filed at the SEC’s public reference rooms at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 202-942-8088 for more information on the operation of the public reference rooms. Copies of the Company’s SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by the Company with the Commission (SEC File Number 333-153172) and contain important information about the Company and its finances, are incorporated into this Information Statement:

•	Annual Report on Form 10-K for the fiscal year ended May 31, 2012 filed on September 14, 2012 and subsequently amended by a Form 10-K/A filed on September 21, 2012.

•	Quarterly Report on Form 10-Q for the quarter ended August 31, 2012 filed on October 19, 2012 and subsequently amended by a Form 10-Q/A filed on November 13, 2012.

•	Quarterly Report on Form 10-Q for the quarter ended November 30, 2012 filed on January 24, 2013 and subsequently amended by a Form 10-Q/A filed on February 15, 2013.

•	Quarterly Report on Form 10-Q for the quarter ended February 28, 2013 filed on April 19, 2013.

•	Quarterly Report on Form 10-Q filed for the quarter ended June 30, 2013 filed on August 21, 2013 and subsequently amended by a Form 10-Q/A filed on September 6, 2013.

•	Current Report on Form 8-K filed on May 23, 2013 and subsequently amended on July 23, 2013 and September 20, 2013.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

Numbeer, Inc.

/s/ James R. Emmons

James R. Emmons,
President and Chief Executive Officer

___________, 2013

EXHIBIT A

amended and Restated
articles of incorporation

of

Numbeer, Inc.

PURSUANT TO SECTION 78.390 OF THE
NEVADA REVISED STATUTES

Numbeer, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies as follows:

1.          The name of the Company is Numbeer, Inc. and the original Articles of Incorporation of the Company were filed with the Secretary of State of the State of Nevada on April 7, 2008.

2.          These Amended and Restated Articles of Incorporation, which amend the provisions of the Articles of Incorporation, have been duly adopted by the Board of Directors of the Company and by action by written consent of the stockholders of the Company in lieu of a meeting, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes (“N.R.S.”) and, upon filing with the Secretary of State of the State of Nevada in accordance with Section 78.390 of the N.R.S., shall thenceforth supersede the original Articles of Incorporation and shall, as they may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Articles of Incorporation of the Company.

3.          The text of the Articles of Incorporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the corporation (hereinafter referred to as the “Company”) is:

“eFLEETS Corporation”

ARTICLE II

The name and address of the Company’s registered office in the State of Nevada is State Agent and Transfer Syndicate, Inc., 112 North Curry Street, Carson City, Nevada 89703-4934.

ARTICLE III

The purpose of the Company shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the Nevada Revised Statutes (the “N.R.S.”).

ARTICLE IV

(a)          Authorized Capital Stock.

(i)          The total number of shares of stock that the Company shall have authority to issue is 110,000,000 consisting of (i) 100,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”) and (ii) 10,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

(ii)         Effective upon filing of these Amended and Restated Articles of Incorporation (the “Effective Time”), a forward stock split of the Common Stock will be effected such that every one share of Common Stock issued and outstanding immediately prior to filing of the Amendment will be converted into that number of shares of Common Stock obtained by dividing each share of Common Stock by 0.39733333. As of the Effective Time, every share of Common Stock issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) will be automatically and without any action on the part of the holder thereof reclassified as and converted into that number of shares of Common Stock obtained by dividing each share of Common Stock by 0.39733333 (the “New Common Stock”), subject to the treatment of fractional share interests as described below. Each old certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (the “Old Certificates”) shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such Old Certificate shall have been reclassified. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which new certificates (the “New Certificates”) shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that transfer taxes are not payable. From and after the Effective Time the amount of capital represented by the shares of New Common Stock into which and for which the shares of Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

(b)          Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to established from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining the number of shares to included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:

(i)          the designation of such class or series, which may be by distinguishing number, letter or title;

(ii)         the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)        the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Company, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)        dates on which dividends, if any, shall be payable;

(v)         whether the shares of such class or series shall be subject to redemption by the Company, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;

(vi)        the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)       the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

(viii)      whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)         restrictions on the issuance of shares of the same class or series or of any other class or series; and

(x)          whether the holders of the shares of such class or series shall be entitled to vote, as a class, series or otherwise, on any and all matters of the Company to which holders of Common Stock are entitled to vote.

(c)          Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Amended and Restated Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all matters presented to the stockholders.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any stock or other securities or property of the Company, rights entitling the holders thereof to purchase from the Company shares of stock or other securities of the Company or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)          The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(b)          Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Company;

(c)          Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Company, a change in ownership of the Company’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Company or any stock of the Company, and provisions restricting the ability of the Company to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Company under such rights;

(d)          Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Company the right to exercise such rights and/or cause the rights held by such holder to become void;

(e)          Provisions that permit the Company to redeem or exchange such rights; and

(f)          The appointment of a rights agent with respect to such rights.

ARTICLE VI

(a)          Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Amended and Restated Articles of Incorporation to elect additional directors under specified circumstances, the number of directors of the Company shall be fixed by the Bylaws of the Company and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws.

(b)          Unless and except to the extent that the Bylaws of the Company shall so require, the election of directors of the Company need not be by written ballot.

ARTICLE VII

The Company may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VIII

(a)          Each person who is or was or had agreed to become a director or officer of the Company, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Company as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Company, in accordance with the Bylaws of the Company, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws are presently or hereafter in effect.

(b)          The Company may, by action of the Board of Directors or through the adoption of Bylaws, provide indemnification to employees and agents of the Company, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Company, with the same scope and effect as the foregoing indemnification of directors and officers. The Company shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person’s claim to indemnification pursuant to the rights granted by these Amended and Restated Articles of Incorporation or otherwise by the Company.

(c)          The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Company within twenty (20) days after the receipt by the Company of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Company in advance of the final disposition of proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

(d)          Without limiting the generality or the effect of the foregoing, the Company may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(e)          Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Amended and Restated Articles of Incorporation or the Bylaws of the Company inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

(a)          The liability of the directors of the Company for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b)          Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Amended and Restated Articles of Incorporation or the Bylaws of the Company inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Except as may be expressly provided in these Amended and Restated Articles of Incorporation, the Company reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Amended and Restated Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Amended and Restated Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

By:
James R. Emmons, President

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